UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2006
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-8777 (Commission File Number)	95-1613718 (IRS Employer Identification No.)

2027 Harpers Way Torrance, California (Address of principal executive offices)	90501 (Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On June 6, 2006, Virco Mfg. Corporation, a Delaware corporation (the “Company”), Wedbush, Inc. and Wedbush Morgan Securities, Inc. (together with Wedbush, Inc., the “Purchasers”), entered into a stock purchase agreement (the “Agreement”). Additionally, on June 6, 2006 the Company entered into warrant agreements with each of the Purchasers (the “Warrant Agreements”).
     Pursuant to the Agreement, the Purchasers purchased from the Company shares (the “Shares”) of the Company’s common stock, par value $0.01 (“Common Stock”), yielding gross proceeds to the Company of $5,000,000 at a purchase price per share of $4.66 (the “Per Share Purchase Price”). Pursuant to the Warrant Agreements the Company issued warrants to the Purchasers exercisable for 268,010 shares of Common Stock pursuant to which the Purchasers will have the right to acquire 25% of the underlying shares at an exercise price of 120% of the Per Share Purchase Price during the first three years following the closing of the transaction and at 130% of the Per Share Purchase Price during the fourth and fifth years following the closing of the transaction. The Company has agreed to file a registration statement registering the resale of the Shares as soon as practicable, but in any event no later than 30 days after the closing.
     The securities to be issued pursuant to the Agreement and warrant are to be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, as a transaction to accredited investors not involving a public offering.
     The foregoing description of the stock purchase and the Agreement is qualified in its entirety by reference to the Agreements attached as Exhibits 10.1, 10.2, and 10.3 and incorporated herein by reference. The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company.
Item 2.02 Results of Operation and Financial Condition
     On June 8, 2006, Virco Mfg. Corporation issued a press release reporting its financial results for the first quarter ended April 30, 2006. The press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.
Item 3.02 Unregistered Sales of Securities
     The information with respect to the sale of unregistered securities required by this Item 3.02 is set forth in Item 1.01 of this current report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Stock Purchase Agreement, dated as of June 6, 2006, by and among Virco Mfg. Corporation, Wedbush, Inc. and Wedbush Morgan Securities, Inc.

Exhibit 10.2	Warrant Agreement, dated as of June 6, 2006, by and among Virco Mfg. Corporation and Wedbush, Inc.

Exhibit 10.3	Warrant Agreement, dated as of June 6, 2006, by and among Virco Mfg. Corporation and Wedbush Morgan Securities, Inc.

Exhibit 99.1	Press Release dated June 8, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION
(Registrant)

Date: June 8, 2006	/s/ Robert A. Virtue
(Signature)

	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated as of June 6, 2006, by and among Virco Mfg. Corporation, Wedbush, Inc. and Wedbush Morgan Securities, Inc.

10.2	Warrant Agreement, dated as of June 6, 2006, by and among Virco Mfg. Corporation and Wedbush, Inc.

10.3	Warrant Agreement, dated as of June 6, 2006, by and among Virco Mfg. Corporation and Wedbush Morgan Securities, Inc.

99.1	Press Release dated June 8, 2006

4